Schedule of Investments July 31, 2020 (Unaudited)

Jackson Square Global Growth Fund

Description	Shares	Value
COMMON STOCKS - 98.4%
Brazil - 6.8%
Afya - Class A*	9,303	$243,274
Arco Platform - Class A*	5,220	227,331
MercadoLibre*	365	410,486
		881,091
China - 1.7%
Bilibili*	4,889	213,063
Denmark - 5.4%
DSV (a)	2,890	395,455
Vestas Wind Systems (a)	2,503	320,847
		716,302
France - 6.4%
Airbus* (a)	4,314	315,768
LVMH Moet Hennessy Louis Vuitton (a)	544	236,555
Safran* (a)	2,701	287,257
		839,580
Israel - 4.2%
Wix.com*	1,900	551,912
Japan - 2.7%
MonotaRO (a)	8,201	348,780
Netherlands - 6.3%
Adyen*	277	462,357
ASML Holding (a)	1,002	356,250
		818,607
South Korea - 2.3%
Samsung Electronics (a)	6,225	304,240
Spain - 1.5%
Amadeus IT Group (a)	3,862	192,851
United Kingdom - 8.8%
Experian (a)	11,495	401,523
Farfetch - Class A*	15,871	406,774
Intertek Group (a)	4,796	337,299
		1,145,596
United States - 52.3%
Adobe*	473	210,163
Aon	1,303	267,402
Ball	4,468	328,979
DexCom*	697	303,571
Guidewire Software*	2,525	297,091
Haemonetics*	2,613	229,056
IHS Markit	4,167	336,402
Illumina*	861	329,040
IQVIA Holdings*	2,429	384,729
Mastercard - Class A	1,728	533,140
Match Group*	3,187	327,305
Microsoft	3,717	762,022
Netflix*	889	434,614
New York Times - Class A	13,587	626,904
ServiceNow*	798	350,482
Uber Technologies*	10,133	306,624
UnitedHealth Group	1,126	340,930
Visa - Class A	2,493	474,667
		6,843,121
TOTAL COMMON STOCKS
(Cost $8,303,159)		12,855,143

SHORT-TERM INVESTMENT - 1.7%
Money Market Deposit Account - 1.7%
US Bank N.A., 0.02% (b)
Total Money Market Deposit Account	226,408	226,408
TOTAL SHORT-TERM INVESTMENT
(Cost $226,408)		226,408

Total Investments - 100.1%
(Cost $8,529,567)		13,081,551
Liabiltities in Excess of Other Assets - (0.1)%		(9,311)
Total Net Assets - 100.0%		$13,072,240

*	Non-income producing security.
(a)	Level 2 Security.
(b)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount.
The rate shown is as of July 31, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

At July 31, 2020, the sector diversification for the Fund was as follows:
% of
Sector	Net Assets
Information Technology #	34.4%
Industrials	23.3%
Communication Services	12.3%
Health Care	12.1%
Consumer Discretionary	11.7%
Materials	2.5%
Financials	2.1%
Short-Term Investment	1.7%
Liabilities in Excess of Other Assets	(0.1)%
Total	100.0%

#
As of July 31, 2020, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innvoation and intellectual property issues.

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of July 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$9,358,318	$3,496,825	$-	$12,855,143
Short-Term Investment	226,408	–	–	226,408
Total Investments	$9,584,726	$3,496,825	$-	$13,081,551

Refer to the Schedule of Investments for further information on the classification of investments.